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EXHIBIT 10.2

                 AMENDMENT NO. 1 TO THE SHARE EXCHANGE AGREEMENT

         AGREEMENT made as of the 20th day of February, 2003, by and between Autocarbon, Inc., a Delaware corporation with an office at 136-M Tenth Street, Ramona, California 92063 ("AutoC"), and Autocarbon Limited, a UK registered company with an office at 26 Nailsworth Mills, Nailsworth, Gloucestershire, England GL6 0BS ("Autocarbon LTD") and James Millichap-Merrick, Gavin Hartland, Denis Potter, OSTS, S.A., J. Miller, Presco, Inc., Rennel Trading, Ron Murphy, Sebastian Reidl, Seth Scally, Kim Tate, Terry Hunt, Teo Montoya, Peter Moseley, Sir Jack Brabham, Robert Miller, M2 Education Fund, 3LP Assets and Advanced Resource Technologies (Millichap-Merrick, Hartland, Potter, OSTS, S.A., Miller, Presco, Inc., Rennel Trading, Murphy, Reidl, Scally, Tate, Hunt, Montoya, Moseley, Brabham, R. Miller, M2 Education Fund, 3LP Assets and Advanced Resource Technologies are hereinafter collectively referred to as the "Shareholders").

                                   WITNESSETH:

         WHEREAS, on January 3, 2003, AutoC and Autocarbon LTD entered into a certain Share Exchange Agreement with the Shareholders (the "Share Exchange Agreement"), a copy of which is annexed hereto as Exhibit 1;

         WHEREAS, the parties wish to amend the Share Exchange Agreement to provide that the closing of the Share Exchange Agreement shall not take place until AutoC shall have received the historical financial statements of Autocarbon, LTD audited in accordance with US GAAP.

         NOW THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Share Exchange Agreement is hereby amended as follows:

1. Section 3.2 Deliveries by Autocarbon LTD. shall be amended to add a paragraph
(i) thereto which shall be and read as follows:

                  "(i) financial statements audited in accordance with US GAAP sufficient to satisfy the requirements as set forth in the Form 8-K Current Report."

2. Section 4.8 Financial Statements. shall be replaced with the following:

         "4.8 Financial Statements. EXHIBIT 4.8 contains the consolidated financial statements of Autocarbon LTD as at 22nd November 2002, (the "Autocarbon LTD Financial Statements"). The Autocarbon LTD Financial Statements include the assets, liabilities and results of operations of Autocarbon LTD for the periods indicated; are consistent with the books and records of Autocarbon LTD; were prepared in accordance with generally accepted accounting principles, prepared on a consistent basis throughout the periods indicated; and present fairly the consolidated financial position of Autocarbon LTD as of the dates thereof and the results of operations for the periods indicated. As Autocarbon LTD has delivered the Autocarbon LTD Financial Statements, which have not been audited pursuant to US GAAP, Autocarbon LTD hereby undertakes to provide AutoC with financial statements audited according to US GAAP in order to satisfy the requirements as set forth in the Form 8-K Current Report ("US Audited Financial Statements"). The Closing as defined under Section 3 of this Agreement shall not occur until such US Audited Financial Statements have been received by AutoC."



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         3.       (A) This Agreement shall be construed and interpreted in
accordance with the laws of the State of Delaware without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

                  (B) Except as amended hereby, the terms and provisions of the Share Exchange Agreement shall remain in full force and effect, and the Share Exchange Agreement is in all respects ratified and confirmed. On and after the date of this Agreement, each reference in the Share Exchange Agreement to the "Share Exchange Agreement", "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Share Exchange Agreement as amended by this Agreement.

                  (C) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Share
Exchange Agreement as of the first date set forth above.

         AUTOCARBON, INC.

         By: /s/ James Miller
             ---------------------------
         Name: James Miller
         Title: Chief Executive Officer
                                                  Witness
         By: /s/ Terry Hunt                       By:_____________________
             ---------------------------          Name:
         Name: Terry Hunt                         Address:
         Title:   Director

         AUTOCARBON, LTD

         By: ____________________
         Name:
         Title: Director

         AUTOCARBON, LTD
                                                  Witness
         By: /s/ Emma Sims                        By:
             --------------------------           Name:
         Name: Emma Sims                          Address:
         Title: Company Secretary

         /s/ James Millichap-Merrick              Gavin Hartland
         ------------------------------           ---------------------------
         James Millichap-Merrick                  Gavin Hartland

         Rennell Trading

         -----------------------------
         Name:
         Title:



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         OSTS, S.A.

                                                  /s/ James Miller
         ------------------------------           ---------------------------
         Name:                                    James Miller
         Title:

                                                  Presco, Inc.

         /s/ Robert Miller
         ------------------------------           ---------------------------
         Robert Miller                            Name:
                                                  Title:

         /s/ Ron Murphy                           /s/ Seabastian Reidl
         ------------------------------           ---------------------------
         Ron Murphy                               Seabastian Reidl

         /s/ Seth Scally                          /s/ Kim Tate
         ------------------------------           ---------------------------
         Seth Scally                              Kim Tate

         /s/ Terry Hunt                           /s/ Teo Montoya
         ------------------------------           ---------------------------
         Terry Hunt                               Teo Montoya

         /s/ Peter Moseley                        /s/ Sir Jack Brabham
         ------------------------------           ---------------------------
         Peter Moseley                            Sir Jack Brabham

         M2 Education Fund                        Advanced Resource Technologies

         ------------------------------           ---------------------------
         Name:                                    Name:
         Trustee:                                 Title:

         3LP Assets

         ------------------------------
         Name:
         Title: